Accounts receivable from card issuers	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Accounts receivable from card issuers
8.	Accounts receivable from card issuers

	2018	2017
Accounts receivable from card issuers (a)	9,195,466	5,029,407
Accounts receivable from other acquirers (b)	54,968	49,023
Allowance for expected credit losses	(5,826)	—

	9,244,608	5,078,430

(a)	Accounts receivable from card issuers, net of interchange fees, as a result of processing transactions with clients.
(b)	Accounts receivable from other acquirers related to PSP (Payment Service Provider) transactions.

As of December 31, 2018, R$ 2,166,132 of the total Accounts receivable from card issuers are held by FIDC AR 1 and AR 2 (2017 - R$ 2,244,576). Accounts receivable held by FIDCs guarantee the obligations to FIDC senior quota holders.

The movement in the allowance for expected credit losses of accounts receivable from card issuers:

	2018	2017
Adoption of new accounting standard (IFRS 9)	760	—
Charge for the year	5,066	—

At December 31	5,826	—

i)	Classification as accounts receivable

Accounts receivable are amounts due from card issuers regarding the transactions of clients with card holders, performed in the ordinary course of business. Accounts receivable are generally due within 12 months, therefore are all classified as current.

ii)	Impairment and risk exposure

In addition to complying with the criteria and policies of card associations for accreditation, the Group has a specific policy setting guidelines and procedures for the accreditation and maintenance process of the clients. The Group records an allowance for expected credit losses of accounts receivable from card issuers based on an expected credit loss model covering history of defaults and the expected nature and level of risk associated with receivables. See Note 3.5 (i) for further details.

Information about the credit quality of accounts receivable and the Group’s exposure to credit risk, foreign currency risk and interest rate risk can be found in Note 27.